UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 21, 2011

COMPUMED, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-14210	95-2860434
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5777 West Century Blvd., Suite 360, Los Angeles, CA 90045
(Address of principal executive offices)

Registrant's telephone number, including area code: (310) 258-5000

NA
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01    OTHER EVENTS

On March 21, 2011 the Company issued two press releases.  The first press release discussed the Company’s election to deregister as an SEC reporting company to reduce operating costs.  The second press release discussed the Company entering into an agreement with Intel-GE Care Innovations, LLC whereby the Company will offer INTEL® HEALTH GUIDE as part of its integrated telecardiology services.  Both press releases are attached to this filing as exhibits.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

99(a)	Press release regarding Company deregistration dated March 21, 2011;

99(b)	Press release regarding agreement with Intel-GE Care Innovations, LLC dated March 21, 2011.

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COMPUMED, INC.

Date: March 21, 2011	By:	/s/ Maurizio Vecchione
Name: Maurizio Vecchione
Title: Chief Executive Officer

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